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                                                                  Exhibit 25.1
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

  Check if an Application to Determine Eligibility of a Trustee Pursuant to
                             Section 305(b)(2) [ ]

                            SUNTRUST BANK, ATLANTA
            (Exact name of trustee as specified in its charter)

    Georgia Banking Corporation                         58-0466330
 (Jurisdiction of incorporation or         (I.R.S. Employer Identification No.)
      organization if not a
       U.S. national bank)

       25 Park Place, N.E.
        Atlanta, Georgia                                  30303
 (Address of principal executive offices)               (Zip code)


                               Philip DeMouey
                           SunTrust Bank, Atlanta
                              58 Edgewood Ave.
                                 Room 400
                           Atlanta, Georgia 30303
                              (404) 588-7583
         (Name, address and telephone number of agent for service)

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                      Oglethorpe Power Corporation
                 (An Electric Membership Corporation)
        (Exact name of obligor as specified in its charter)

             Georgia                                  58-1211925
  (State or other jurisdiction           (I.R.S. Employee Identification No.)
  of incorporation organization)

       Post Office Box 1349
     2100 East Exchange Place
         Tucker, Georgia                              30385-1349
(Address of principal executive offices)              (Zip Code)

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            6.974% Serial Facility Bonds Due June 30, 2011
                  (Title of the indenture securities)

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ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE--

        (a) Name and address of each examining or supervising authority to which it is subject.

        Department of Banking and Finance,
        State of Georgia,
        Atlanta, Georgia

        Federal Reserve Bank of Atlanta
        104 Marietta Street, N.W.
        Atlanta, Georgia

        Federal Deposit Insurance Corporation
        Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        The obligor is not an affiliate of the trustee.


        No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default on any securities issued under indentures under which SunTrust Bank, Atlanta is a trustee.


ITEM 13. DEFAULTS BY THE OBLIGOR.

        (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

        There is not and has not been any such default.

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        (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

        There has not been any such default.


        No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default on any securities issued under indentures under which SunTrust Bank, Atlanta is a trustee.

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ITEM 16. LIST OF EXHIBITS.

        The additional exhibits listed below are filed herewith. Exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number

   1--A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 33-63523).

   2--A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1 to Form T-1, Registration No. 33-63523).

   3--A copy of the authorization of the trustee to exercise trust powers.
      (Included in Exhibit 1 to Form T-1, Registration No. 33-63523).

   4--A copy of the existing bylaws of the Trustee. (Exhibit 4 to Form T-1, Registration No. 33-49283).

   5--Not applicable.

   6 -Consent of the trustee required by Section 321(b) of the Trust Indenture
      Act of 1939, as amended.

   7--A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1, Registration No. 333-40933).

   8--Not applicable.

   9--Not applicable.


                                    NOTE

        In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

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                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, SunTrust Bank, Atlanta, a corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 19th day of December, 1997.

                                            SUNTRUST BANK, ATLANTA

                                            BY /s/David Kaye
                                               --------------------------------
                                               David Kaye
                                               Group Vice President


                                            By: /s/Philip DeMouey
                                                -------------------------------
                                                Philip DeMouey
                                                Assistant Vice President

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                                                                  Sequentially
Exhibit                                                             Numbered
Number                            Description                         Page
-------                           -----------                     ------------

   1--A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 33-63523).

   2--A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1 to Form T-1, Registration No. 33-63523).

   3--A copy of the authorization of the trustee to exercise trust powers.
      (Included in Exhibit 1 to Form T-1, Registration No. 33-63523).

   4--A copy of the existing bylaws of the Trustee. (Included in Exhibit 4 to Form T-1, Registration No. 33-49283).

   5--Not applicable.

   6--Consent of the Trustee required by Section 321(b) of the Trust
      Indenture Act of 1939, as amended.

   7--A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1, Registration No. 333-40933).

   8--Not applicable.

   9--Not applicable.

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                                                                     EXHIBIT 6

                               CONSENT OF TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of 6.974% Serial Facility Bonds Due June 30, 2011, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                  SUNTRUST BANK, ATLANTA


                                                  By: /s/David Kaye
                                                      -------------------------
                                                      David Kaye
                                                      Group Vice President


                                                  By: /s/Philip DeMouey
                                                      -------------------------
                                                      Philip DeMouey
                                                      Assistant Vice President

Dated: December 19, 1997